UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2017

Chicken Soup for the Soul Entertainment, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81- 2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

General

On November 3, 2017, Chicken Soup for the Soul Entertainment, Inc. (the “Company”) acquired Screen Media Ventures, LLC (“Screen Media”).

Screen Media distributes television series and films worldwide, including operating a series of direct-to-consumer channels under the “Popcornflix®” brand, one of the largest advertiser-supported direct-to-consumer video (“AVOD”) services. Screen Media owns the copyright or long-term distribution rights to more than 1,200 television series and feature films, making it one of the largest independently owned libraries of filmed entertainment in the world (the “Library”). Screen Media distributes its television series and films through direct relationships across all media, including theatrical, home video, pay-per-view, free, cable and pay television, video-on-demand (“VOD”) and new digital media platforms worldwide.

Screen Media Ventures

Screen Media is a strategic acquisition for the Company. It accelerates the Company’s entry into the direct-to-consumer online video market through Popcornflix®. In addition, Screen Media’s distribution capabilities across all media will allow the Company to distribute its produced television series directly and eliminate the distribution fees (as much as 30% of revenues) that the Company currently pays to third parties for distribution of the rights the Company retains when it produces series with its sponsors. The Company believes that the cost savings from Screen Media’s distribution capabilities will enhance the Company’s revenues and profits from the Company’s produced television series.

Screen Media generates meaningful revenue and EBITDA and is estimated to recognize net revenue in 2017 of approximately $12.0 million and EBITDA of approximately $5.0 million. The Company expects that it will be able to increase Screen Media’s advertising revenue by utilizing the Company’s existing sales force to sell ads. The Company also expects its overall profitability to improve by realizing expense reductions in rent, systems and corporate overhead. Screen Media’s operating results are approximately evenly distributed over its fiscal quarters. As a result, in 2018 and thereafter, the Company expects its revenue and profits to be more evenly distributed among the Company’s fiscal quarters. Further, the purchase price paid by the Company for the acquisition of Screen Media is significantly less than the independent third-party valuation of Screen Media and its content library done at the request of Screen Media not in the context of this transaction in 2017, which exceeded $25.0 million.

Popcornflix®

Popcornflix has an extensive footprint, with its apps downloaded in approximately 24 million Smartphone’s using iOS and Android operating systems and other devices. During the twelve months ended September 30, 2017, Popcornflix had 15 million active annual users (including web-based users) and 180 million ad requests with an 85% sell through rate. Average viewing time on all Popcornflix® devices was 47 minutes and 76 minutes on Roku at September 30, 2017.

Popcornflix® has rights to more than 3,000 films and approximately 60 television series, comprising approximately 1,500 episodes with new programs added regularly. As a ‘free-to-consumer’ digital streaming channel, Popcornflix® is a highly sought after direct-to-consumer online video platform that can be found on the web, iPhones and iPads, Android products, Roku set-top boxes, Xbox consoles, Amazon Fire, Chromecast and Samsung and Panasonic internet connected televisions, among others. Popcornflix® is available in 56 countries, including the United States, United Kingdom, Canada, Australia, Scandinavia, Germany, France, Hong Kong, and Singapore with additional territories to be deployed.

Distribution Capability

Screen Media has distribution agreements with virtually all media platforms, ranging from cable and satellite VOD to Internet VOD (which includes Transaction VOD (“TVOD”) for rentals or purchases of films), AVOD (for free-to-viewer streaming of films supported by advertisements) and SVOD (for unlimited access to films for a monthly fee). Cable VOD is generally for new releases and Internet VOD (TVOD, AVOD, and SVOD) is for both new releases and library titles.

For cable and satellite VOD, Screen Media has direct distribution agreements with Time Warner Cable, DirecTV, Spectrum, Vubiquity and In Demand to reach all cable- and satellite-delivered VOD outlets. VOD titles are released on a day-and-date basis alongside home video release. VOD windows typically extend for a three- to four-month term. For internet VOD, Screen Media has agreements with Amazon, iTunes, Samsung, YouTube, Hulu, Xbox, Netflix, Sony, and Vudu, among others, to offer Screen Media’s titles on a streaming, download-to-own or download-to-rent basis.

Internationally, Screen Media is rapidly expanding its digital distribution with agreements with iTunes, Sony PlayStation, Xbox, and Viasat, among others. Screen Media’s titles are available on iTunes, Sony PlayStation and Xbox in the United Kingdom, Australia, France, Germany, Italy and Hong Kong with additional territories added regularly.

The Merger Agreement

The acquisition of Screen Media by the Company was consummated pursuant to an Agreement and Plan of Merger (“Agreement”), dated November 3, 2017, by and among the Company, SMV Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), Screen Media, a Delaware limited liability company, and Media V Holdings, LLC, a Delaware limited liability company and the sole member of Screen Media (“MV Holding”).

Pursuant to the Agreement, Merger Sub was merged with and into Screen Media, the separate corporate existence of Merger Sub ceased, and Screen Media continued as the surviving limited liability company of the merger and a wholly owned subsidiary of the Company.

Immediately prior to the execution of this Agreement, all subordinated indebtedness owed by Screen Media or any of its subsidiaries was transferred and assumed by an entity owned and controlled by the former principal equity holder of Screen Media, and all obligations owed by Screen Media with respect thereto were terminated.

Immediately prior to the closing of the merger, the Company made a loan to MV Holding in the principal amount of $5,522,855 (“MV Holding Loan”), which was evidenced by a promissory note. The proceeds of the MV Holding Loan were promptly contributed by MV Holding to the capital of Screen Media and immediately used, in part, by Screen Media to pay the sum of $4,905,355 (“Bank Loan Satisfaction Payment”) in full satisfaction of all principal and interest owed by Screen Media under all loans to its banks, with the remainder of the MV Holding Loan proceeds used to pay certain transaction expenses and liabilities of Screen Media. The entirety of the MV Holding Loan was forgiven by the Company as part of the purchase price paid by the Company for the acquisition of Screen Media. As a result of the foregoing transactions, Screen Media, as of the closing of the merger, had no indebtedness for borrowed money.

In connection with the transactions prescribed by the Agreement, the Company issued at closing Class Z warrants (“Kovacs Warrants”), which are exercisable from the date of issuance through June 30, 2022  to purchase up to an aggregate of 50,000 shares of the Company’s Class A common stock at $12.00 per share, to Joseph Kovacs, the former principal equity holder and chief executive officer of Screen Media. The Kovacs Warrants are identical to the Class Z warrants issued by the Company in certain private placements in 2017. On January 2, 2018, the Company will issue 35,000 shares of the Company’s Class A common stock (“Kovacs Shares”) to Mr. Kovacs.

Screen Media and Mr. Kovacs also entered into a two-year consulting agreement pursuant to which Mr., Kovacs shall provide Screen Media with advice and assistance in connection with the transition of ownership of Screen Media to the Company. Mr. Kovacs will be paid an annual consulting fee of $200,000.

The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is attached as an exhibit hereto and is incorporated herein by reference.

Transaction Impact

In accordance with ASC 805, “Business Combinations”, the Company will account for the acquisition by applying the acquisition method of accounting. The acquisition method of accounting requires, among other things, that the assets acquired and the liabilities assumed in a business combination be measured at their fair values as of the closing date of the transaction.

The Company anticipates that the total purchase price (equal to the Bank Loan Satisfaction Payment plus the fair value of the Kovacs Shares and Kovacs Warrants) will be less than the fair value of the net identifiable assets of Screen Media acquired. The Company is in the process of ascertaining the respective fair values of the net identifiable assets through an independent valuation, and such information will be provided in an amendment to this Report on Form 8-K/A.

The results of operations of Screen Media will be included in the Company’s consolidated statements of operations as of the acquisition date. The acquisition of Screen Media is expected to have a material positive impact on the Company’s consolidated financial position, results of operations and cash flows. As a result of the Company’s acquisition of Screen Media, Adjusted EBITDA in the fourth quarter of 2017 is expected to exceed $10.0 million.

Fees and Expenses

The Company has paid or will pay total fees and expenses for the acquisition of approximately $2.1 million, including legal fees, accounting fees and investment advisory fees.

Use of Non-GAAP Financial Measures

The Company’s consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company uses a non-GAAP financial measure to evaluate its results of operations and as a supplemental indicator of its operating performance. The non-GAAP financial measure that the Company uses is Adjusted EBITDA. Adjusted EBITDA (as defined below) is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. The Company believes that this measure provides useful information in that it excludes amounts that are not indicative of the Company’s core operating results and ongoing operations and provides a more consistent basis for comparison between periods. Due to the significance of non-cash and non-recurring expenses recognized for the years ended December 31, 2016 and 2015, and for the nine months ended September 30, 2017, and the likelihood of material non-cash and non-recurring expenses to occur in future periods, the Company believes that this non-GAAP financial measure enhances the understanding of the Company’s historical and current financial results.

Further, the Company believes that Adjusted EBITDA enables its board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly affect operating decisions and investments. The presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items or by non-cash items. This non-GAAP financial measure should be considered in addition to, rather than as a substitute for, the Company’s actual operating results included in its consolidated financial statements.

“Adjusted EBITDA” means earnings before interest, taxes, depreciation, amortization and non-cash share-based compensation expense, and also includes the gain on bargain purchase of subsidiary and adjustments for other identified charges, such as costs incurred to form the Company and to prepare for the offering of its Class A common stock to the public, prior to the Company’s IPO. Identified charges also include the cost of maintaining a board of directors prior to being a publicly traded company. As the Company’s IPO has been completed, director fees will be deducted from Adjusted EBITDA going forward. Adjusted EBITDA is not an earnings measure recognized by GAAP and does not have a standardized meaning prescribed by GAAP; accordingly, Adjusted EBITDA may not be comparable to similar measures presented by other companies. The Company believes Adjusted EBITDA to be a meaningful indicator of the Company’s performance that provides useful information to investors regarding the Company’s financial condition and results of operations. The most comparable GAAP measure is operating income.

In addition, Screen Media has used a non-GAAP financial measure to evaluate its results of operations and as a supplemental indicator of operating performance. The non-GAAP financial measure that Screen Media has used is EBITDA. EBITDA (as defined below) is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. The Company believes that this measure provides useful information in that it excludes amounts that are not indicative of Screen Media’s core operating results and ongoing operations and provides a more consistent basis for comparison between periods.

“EBITDA” means earnings before interest, taxes, depreciation and amortization. EBITDA is not an earnings measure recognized by GAAP and does not have a standardized meaning prescribed by GAAP; accordingly, EBITDA may not be comparable to similar measures presented by other companies. The Company believes EBITDA to be a meaningful indicator of Screen Media’s performance that provides useful information regarding its financial condition and results of operations. The most comparable GAAP measure is operating income.

Forward-Looking Statements

This Report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, intentions and strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “target,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Report are based on current expectations and beliefs concerning future developments and their potential effects on the Company and its subsidiaries. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve many risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01 to the extent required.

Item 3.02	Unregistered Sale of Equity Securities

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required. The shares of Class A common stock and Class Z warrants issued to or issuable to Mr. Kovacs were or will be issued to him under an exemption from the registration requirements under the Securities Act of 1933, as amended (“Act”) under Section 4(2) of the Act, and are or will be when issued “restricted securities” as defined under the Act, and may not be sold or transferred by the holder thereof except pursuant to an effective registration statement under the Act or an exemption therefrom.

Item 7.01	Regulation FD Disclosure.

Press Release

On November 6, 2017, the Company issued a press release announcing the purchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Investor Presentation

Attached as Exhibit 99.2 to this Current Report is a presentation concerning the business of Screen Media and certain financial information regarding the combined operations of the Company and Screen Media. The information in the presentation is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The presentation shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Screen Media Ventures, LLC and Subsidiaries.

The required financial statements for acquired entity, Screen Media, will be filed by an amendment to this Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The pro forma consolidated financial statements for the Company giving effect to the acquisition of Screen Media will be filed by an amendment to this Report on Form 8-K/A.

(d)	Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of November 3, 2017, by and among Chicken Soup for the Soul Entertainment, Inc., SMV Merger Sub, LLC, Screen Media Ventures, LLC and Media V Holdings, LLC.*

99.1	Press release dated November 6, 2017.

99.2	Investor Presentation.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2017	CHICKEN SOUP FOR THE SOUL
ENTERTAINMENT, INC.

	By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer